                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 20, 1998
                                                        (November 6, 1998)


                             TORCHMARK CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                   1-8052                        63-0780404
     (State or other         (Commission File No.)            (I.R.S. Employer
     jurisdiction of                                         Identification No.)
      incorporation)


            2001 Third Avenue South, Birmingham, Alabama      35233
              (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code: (205) 325-4200


                                     None
         (Former name or former address, if changed since last report)



                           Index of Exhibits page 2.

                  Total number of pages in this report is 3.

Item 2.  Acquisition or Disposition of Assets.

         On November 6, 1998, Torchmark Corporation ("TMK") disposed of the remaining 64% interest it held in Waddell & Reed Financial, Inc. ("WDR") on a tax-free basis in the form of a special dividend to TMK common shareholders of record as of the close of business on October 23, 1998. TMK distributed a total of 7,975,000 Class A common shares of WDR and 34,325,000 Class B common shares of WDR to its common stockholders based upon the ratios of .0569 share of WDR Class A stock for each share of TMK stock held and .2449 share of WDR Class B stock for each share of TMK stock held. All fractional shares of WDR arising from the Spin-off distribution were settled in cash. TMK no longer holds any ownership interest in its former subsidiary, WDR.



Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Pro Forma Consolidated Condensed Financial Statements (Unaudited).

(c)  Exhibits.

     None.

                             TORCHMARK CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


     The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 and the pro forma condensed consolidated income statements for the year ended December 31, 1997 and for the nine months ended September 30, 1998 give effect to Torchmark's divestiture of Waddell & Reed. This transaction was completed in two steps. First, approximately 36% of the Waddell & Reed shares owned by Torchmark were sold in an initial public offering. Later, the remaining shares were spun off to Torchmark shareholders. Waddell & Reed was accounted for as discontinued operations in the historical financial statements effective September 30, 1998. All prior periods have been restated to reflect discontinued operations accounting.

     These pro forma financial statements have been prepared based on estimates and assumptions deemed appropriate to reflect these transactions as if they occurred at times other than their actual occurrence. These statements give effect to the spin-off of Waddell & Reed as if it occurred on September 30, 1998. There are no pro forma adjustments to the income statements because Waddell & Reed is accounted for as a discontinued segment in the historical financial statements. The pro forma financial statements should be read in conjunction with the historical financial statements of Torchmark contained in Torchmark's Form 10-K for the year ended December 31, 1997 and Form 10-Q for the nine months ended September 30, 1998. These pro forma financial statements do not purport to be indicative of the results which might have actually been obtained had the transactions been completed at the beginning of the periods presented or which may be obtained in the future.

                                        TORCHMARK CORPORATION
                           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                        At September 30, 1998
                                             (Unaudited)
                           (Amounts in thousands except for per share data)
                    ------------------------------------------------------------

                              Historical        Pro Forma          Pro Forma
                                               Adjustments
                         -------------------------------------------------------

Fixed maturities............. $ 5,859,953                        $ 5,859,953
Other investments............     645,391                            645,391
Deferred acquisition costs...   1,633,119                          1,633,119
Other assets.................   1,027,263        ($277,828) (a)      749,435
Separate account assets......   2,111,414                          2,111,414
                              -----------       ----------        ----------
  Total assets............... $11,277,140        ($277,828)      $10,999,312
                              ===========       ==========       ===========

Policy liabilities........... $ 4,890,300                        $ 4,890,300
Other liabilities............   1,452,345                          1,452,345
Separate account liabilities.   2,111,414                          2,111,414
                              -----------       ----------       -----------
  Total liabilities..........   8,454,059                0         8,454,059

Minority interests in
  consolidated affiliate.....     100,935        ($100,935) (a)            0
Monthly income preferred
  securities ................     193,244                            193,244
Shareholders' equity.........   2,528,902         (176,893) (a)    2,352,009
                              -----------       ----------        ----------
  Total liabilities and
    shareholders' equity..... $11,277,140        ($277,828)      $10,999,312
                              ===========       ==========       ===========

                             TORCHMARK CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                 For the nine months ended September 30, 1998
                                  (Unaudited)
               (Amounts in thousands except for per share data)
             --------------------------------------------------------------

                                        Historical   Pro Forma    Pro Forma
                                                    Adjustments
                                    ---------------------------------------

Premium...........................      $1,310,345                $1,310,345
Net investment income.............         349,846                   349,846
Realized investment gains (losses)         (44,777)                  (44,777)
Other income......................           1,937                     1,937
                                        ----------                ----------
    Total revenue.................       1,617,351                 1,617,351

Policy benefits...................         864,067                   864,067
Amortization of deferred
  acquisition costs...............         172,337                   172,337
Commissions and premium taxes.....         107,904                   107,904
Other operating expense...........          89,488                    89,488
Amortization of goodwill..........           9,055                     9,055
Interest expense..................          45,791                    45,791
                                        ----------                ----------
    Total benefits and expenses...       1,288,642                 1,288,642
                                        ----------                ----------

Pretax income.....................         328,709                   328,709

Income taxes......................        (117,238)                 (117,238)
Equity in earnings of
  unconsolidated affiliates.......         (19,851)                  (19,851)
Monthly income preferred
  securities dividend (net of tax)          (7,433)                   (7,433)
                                        ----------                ----------

Net income from
  continuing operations...........        $184,187                  $184,187
                                        ==========                ==========

Net income from continuing
  operations per share:
    Basic.........................           $1.31                     $1.31
                                        ==========                ==========
    Diluted.......................           $1.30                     $1.30
                                        ==========                ==========

                                        TORCHMARK CORPORATION
                           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  For the year ended December 31, 1997
                                             (Unaudited)
                           (Amounts in thousands except for per share data)
                          ------------------------------------------------------

                              Historical    Pro Forma    Pro Forma
                            (as restated)  Adjustments
                          ------------------------------------------------------

Premium...................... $ 1,678,004                $ 1,678,004
Net investment income........     426,677                    426,677
Realized investment gains
  (losses)...................     (36,979)                   (36,979)
Other income.................         962                        962
                              -----------                -----------
  Total revenue..............   2,068,664                  2,068,664
                              ===========                ===========

Policy benefits..............   1,108,900                  1,108,900
Amortization of deferred
  acquisition costs..........     224,738                    224,738
Commissions and premium
  taxes......................     141,296                    141,296
Other operating expense......     117,794                    117,794
Amortization of goodwill.....      12,074                     12,074
Interest expense.............      71,863                     71,863
                              -----------                -----------
  Total benefits and
    expenses.................   1,676,665                  1,676,665
                              -----------                -----------


Pretax income................     391,999                    391,999

Income taxes.................    (138,409)                  (138,409)
Equity in earnings of
  unconsolidated affiliates..      16,714                     16,714
Monthly income preferred
  securities dividend
  (net of tax)...............      (9,875)                    (9,875)
                              -----------                -----------
Net income from continuing
  operations................. $   260,429                $   260,429
                              ===========                ===========

Net income from continuing
  operations per share:
   Basic..................... $      1.87                $      1.87
                              ===========                ===========
   Diluted................... $      1.84                $      1.84
                              ===========                ===========

                             TORCHMARK CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


     Note a - The pro forma condensed consolidated financial statements give effect to the spin-off of Torchmark's 64% interest in Waddell & Reed assuming the spin-off occurred on September 30, 1998. A pro forma adjustment was made to the condensed consolidated balance sheet to record the payment of the Waddell & Reed shares to Torchmark shareholders.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TORCHMARK CORPORATION


Dated:  November 20, 1998         By: /s/   Michael J. Klyce
                                      ----------------------
                                      Name:  Michael J. Klyce
                                      Title: Vice President and Treasurer